LEGG MASON PARTNERS INCOME FUNDS

Legg Mason Partners Convertible Fund (the “Fund”)

Supplement Dated September 29, 2006

to Prospectus Dated November 28, 2005

The following information supplements and supersedes any contrary information contained in the Prospectus under the caption “Investments, risk and performance”:

Effective October 1, 2006, the Fund compares its performance to the Merrill Lynch All Convertibles All Qualities Index (“Index”). The Index is a market-weighted index consisting of every domestic security in the convertible universe with a market value of more than $50 million at the time of inclusion. The Index contains over 600 issues. The table below compares the Fund’s performance over time to its new benchmark and its old benchmark, the Goldman Sachs/Bloomberg Equally Weighted U.S. Convertible 100 Index. The performance for Class A, Class B, Class C and Class Y shares reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class B shares reflects the impact of taxes paid on dividends and distributions and the redemption of shares at the end of the period. The Fund’s performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns for Periods Ended 12/31/2005

		1 Year	5 Years	10 Years	Since Inception	Inception Date

Class B Shares	Return before Taxes	(2.44)%	7.28%	6.56%	7.35%	9/02/86

	Return after Taxes on Distributions(1)	(5.98)%	5.21%	4.38%	N/A

	Return after Taxes on Distributions and Sale of Fund Shares(1)	(1.60)%	5.00%	4.32%	N/A

Other Classes (Return before Taxes Only)

	Class A Shares(2)	(2.41)%	6.88%	6.55%	7.29%	11/09/92

	Class C Shares	1.07%	7.23%	N/A	4.65%	06/15/98

	Class Y Shares	3.09%	8.45%	N/A	7.35%	02/07/96

Average Annual Total Returns for Periods Ended 12/31/2005 (continued)

		1 Year	5 Years	10 Years	Since Inception	Inception Date

New Benchmark	Merrill Lynch All Convertibles All Qualities Index(3)	1.32%	4.29%	8.87%	N/A

Old Benchmark	Convertible 100 Index(4)	3.59%	2.82%	7.58%	N/A

	Lipper Average(5)	3.19%	3.94%	8.36%	N/A

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns shown above are for Class B shares only. After-tax returns for Class A, Class C and Class Y shares will vary.
(2)	Effective as of the close of business on April 21, 2006, all of the outstanding Smith Barney Class O, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares of the Fund converted to Class A shares of the Fund at net asset value.
(3)	The Merrill Lynch All Convertibles All Qualities Index is a market-weighted index consisting of every domestic security in the convertible universe with a market value of more than $50 million at the time of inclusion.
(4)	The Goldman Sachs/Bloomberg Equally Weighted U.S. Convertible 100 Index (Convertible 100 Index) is an unmanaged, equally weighted index of 100 leading convertible securities designed to represent the broad U.S. convertible market.
(5)	The Lipper Convertible Securities Funds Peer Group Average is a total return performance average of funds tracked by Lipper, Inc. that invest in convertible securities. It does not take into account sales charges or taxes.

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